Exhibit 21.1

SUBSIDIARIES

Healthcare Management of America, Inc. (Delaware)	HTA - Austell, LLC (Delaware)
Healthcare Trust of America Holdings, LP (Delaware)	HTA - Avon Hospital, LLC (Delaware)
HTA - MOB Acquisition, LLC (Delaware)	HTA - AW Florida Medical Center Central, LLC (Delaware)
HTA - 10115 Kincey Avenue, LLC (Delaware)	HTA - AW Florida Medical Center East, LLC (Delaware)
HTA - 1060 Day Hill, LLC (Delaware)	HTA - AW Florida Medical Center Land, LLC (Delaware)
HTA - 1070 North Curtis Road, LLC (Delaware)	HTA - AW Florida Medical Center Mall, LLC (Delaware)
HTA - 1080 Day Hill, LLC (Delaware)	HTA - AW Florida Medical Center North, LLC (Delaware)
HTA - 1092 Madison, LLC (Delaware)	HTA - AW Hialeah, LLC (Delaware)
HTA - 1223 Washington, LLC (Delaware)	HTA - AW North Shore, LLC (Delaware)
HTA - 125 Rampart MOB, LLC (Delaware)	HTA - AW Palmetto, LLC (Delaware)
HTA - 130 Rampart MOB, LLC (Delaware)	HTA - AW Victor Farris, LLC (Delaware)
HTA - 13020 Telecom, LLC (Delaware)	HTA - Babylon MOB, LLC (Delaware)
HTA - 13620 Reese Blvd East, LLC (Delaware)	HTA - Babylon Sonogram, LLC (Delaware)
HTA - 13801 Reese Blvd West, LLC (Delaware)	HTA - Bayboro, LLC (Delaware)
HTA - 1737 N Loop, LLC (Delaware)	HTA - Bakersfield MOB, LLC (Delaware)
HTA - 1740 South Street, LLC (Delaware)	HTA - Bayview, LLC (Delaware)
HTA - 2 Northwestern, LLC (Delaware)	HTA - Bedford MOB, LLC (Delaware)
HTA - 2750 Monroe, LLC (Delaware)	HTA - BHL, LLC (Delaware)
HTA - 2080 Whitney MOB, LLC (Delaware)	HTA - Biewend, LLC (Delaware)
HTA - 2200 Whitney MOB, LLC (Delaware)	HTA - Blue Ridge, LLC (Delaware)
HTA - 3rd Street Medical Center, LLC (Delaware)	HTA - Bonnie Brae, LLC (Delaware)
HTA - 39 Broad Street Parking, LLC (Delaware)	HTA - Brandon Medical, LLC (Delaware)
HTA - 39 Broad Street, LLC (Delaware)	HTA - Brazos Valley I, LLC (Delaware)
HTA - 4 Northwestern, LLC (Delaware)	HTA - Bristol West, LLC (Delaware)
HTA - 406 Farmington, LLC (Delaware)	HTA - Bryn Mawr MOB, LLC (Delaware)
HTA - 533 Cottage, LLC (Delaware)	HTA - Burleson Hospital, LLC (Delaware)
HTA - 560 Cleveland, LLC (Delaware)	HTA - Burr Ridge University Medical, LLC (Delaware)
HTA - 5995 Plaza Drive, LLC (Delaware)	HTA - Calvert, LLC (Delaware)
HTA - 670 Albany, LLC (Delaware)	HTA - Camp Creek, LLC (Delaware)
HTA - 704 Hebron, LLC (Delaware)	HTA - Camp Creek III, LLC (Delaware)
HTA - 80 Fisher, LLC (Delaware)	HTA - Camp Creek IV, LLC (Delaware)
HTA - 9920/9930 Kincey Avenue, LLC (Delaware)	HTA - Cannon Park Place, LLC (Delaware)
HTA - Academy, LLC (Delaware)	HTA - Carney MOB, LLC (Delaware)
HTA - Acquisition Sub, LLC (Delaware)	HTA - Cartersville MOB, LLC (Delaware)
HTA - Ahwatukee Foothills, LLC (Delaware)	HTA - Cedar Park MOB 1, LLC (Delaware)
HTA - Allegheny, LLC (Delaware)	HTA - Cedartown Dialysis, LLC (Delaware)
HTA - Amarillo Hospital, LLC (Delaware)	HTA - Celebration Hospital MOB, LLC (Delaware)
HTA - Augusta SS Hospital, LLC (Delaware)	HTA - Central Park, LLC (Delaware)
HTA - Aurora Hospital, LLC (Delaware)	HTA - Chandler Medical, LLC (Delaware)

HTA - Cherokee Medical Center, LLC (Delaware)	HTA - Evansville Gateway, LLC (Delaware)

HTA - Cherry Hill, LLC (Delaware)	HTA - Evansville Main, LLC (Delaware)
HTA - Chesterfield Rehab Hospital, LLC (Delaware)	HTA - Evansville Westside, LLC (Delaware)
HTA - Clearfork MOB, LLC (Delaware)	HTA - Evergreen 2400-2600, LLC (Delaware)
HTA - Cliff, LLC (Delaware)	HTA - Evergreen 2800, LLC (Delaware)
HTA - Clove Road MOB, LLC (Delaware)	HTA - Facey Land, LLC (Delaware)
HTA - Colleyville Hospital, LLC (Delaware)	HTA - Facey MOB, LLC (Delaware)
HTA - Commons V, LLC (Delaware)	HTA - Fairfax MOB 3, LLC (Delaware)
HTA - Corsicana, LLC (Delaware)	HTA - Fairfax Medical Center, LLC (Delaware)
HTA - County Line Road, LLC (Delaware)	HTA - Fannin LP, LLC (Delaware)
HTA - Crawfordsville, LLC (Delaware)	HTA - Fannin, LLC (Delaware)
HTA - Crossroads, LLC (Delaware)	HTA - Federal North MOB, LLC (Delaware)
HTA - Crown Heights MOB, LLC (Delaware)	HTA - FL Ortho Institute ASC, LLC (Delaware)
HTA - Curie, LLC (Delaware)	HTA - Flatbush MOB, LLC (Delaware)
HTA - Cypress Fairbanks, LLC (Delaware)	HTA - Forest Park Frisco, LLC (Delaware)
HTA - Cypress Station, LLC (Delaware)	HTA - Fort Road Medical, LLC (Delaware)
HTA - Dallas Admin Bldg, LLC (Delaware)	HTA - Fort Wayne, LLC (Delaware)
HTA - Dallas LTAC, LLC (Delaware)	HTA - FP Pavilion, LLC (Delaware)
HTA - Dallas Parkway Admin Bldg, LLC (Delaware)	HTA - FP Tower, LLC (Delaware)
HTA - Dallas Pavilion III, LLC (Delaware)	HTA - Gahanna MOB, LLC (Delaware)
HTA - Dallas SS Hospital, LLC (Delaware)	HTA - Gallery Medical Member, LLC (Delaware)
HTA - Davidson MOB, LLC (Delaware)	HTA - Gallery Medical, LLC (Delaware)
HTA - Decatur Medical Plaza, LLC (Delaware)	HTA - Gateway 1, LLC (Delaware)
HTA - Del Sol MOB, LLC (Delaware)	HTA - Gateway 2E, LLC (Delaware)
HTA - Denton, LLC (Delaware)	HTA - Gateway 3F, LLC (Delaware)
HTA - DePaul Medical Center, LLC (Delaware)	HTA - Gateway 4G, LLC (Delaware)
HTA - Des Peres, LLC (Delaware)	HTA - Gateway Land, LLC (Delaware)
HTA - Desert Ridge, LLC (Delaware)	HTA - Gateway Tucson, LLC (Delaware)
HTA - DFC, LLC (Delaware)	HTA - Gaylord, LLC (Delaware)
HTA - Diley Ridge, LLC (Delaware)	HTA - Gemini MOB 1, LLC (Delaware)
HTA - Duke Chesterfield Rehab, LLC (Delaware)	HTA - Gemini MOB 2, LLC (Delaware)
HTA - Dupont MOB, LLC (Delaware)	HTA - Gilbert Health, LLC (Delaware)
HTA - E Florida LTC, LLC (Delaware)	HTA - Glendale Memorial, LLC (Delaware)
HTA - Eagle Road MOB 1, LLC (Delaware)	HTA - Good Sam Cancer Center, LLC (Delaware)
HTA - Eagle Road MOB 2, LLC (Delaware)	HTA - Good Sam MOB, LLC (Delaware)
HTA - East Cooper Medical Arts, LLC (Delaware)	HTA - Grand Prairie Hospital, LLC (Delaware)
HTA - East Cooper, LLC (Delaware)	HTA - Gunn MOB, LLC (Delaware)
HTA - East Cooper 1, LLC (Delaware)	HTA - Gwinnett, LLC (Delaware)
HTA - Elms North Charleston, LLC (Delaware)	HTA - Hackensack MOB, LLC (Delaware)
HTA - Epler Parke Building B, LLC (Delaware)	HTA - Hamilton Healthcare, LLC (Delaware)
HTA - Eskenazi Admin Bldg, LLC (Delaware)	HTA - Hampden Place (Delaware)
HTA - Evansville Annex, LLC (Delaware)	HTA - Heart & Family Health, LLC (Delaware)
HTA - Evansville Fourth, LLC (Delaware)	HTA - Heart Center MOB, LLC (Delaware)

HTA - Heartland Sebring, LLC (Delaware)	HTA - Mansfield Hospital, LLC (Delaware)
HTA - Hillcrest Cancer Center, LLC (Delaware)	HTA - Marble Falls MOB, LLC (Delaware)

HTA - Hillcrest MOB 1, LLC (Delaware)	HTA - Marian Hancock, LLC (Delaware)
HTA - Hillcrest MOB 2, LLC (Delaware)	HTA - Marian Medical, LLC (Delaware)
HTA - Hilliard II, LLC (Delaware)	HTA - Marietta Health Park, LLC (Delaware)
HTA - Hilliard MOB II, LLC (Delaware)	HTA - Market Exchange, LLC (Delaware)
HTA - Hilliard MOB, LLC (Delaware)	HTA - Martha Berry Hospital, LLC (Delaware)
HTA - Hilliard, LLC (Delaware)	HTA - McAuley, LLC (Delaware)
HTA - Hock Plaza II, LLC (Delaware)	HTA - McKinney POB I, LLC (Delaware)
HTA - Holly Springs MOB, LLC (Delaware)	HTA - McKinney POB II, LLC (Delaware)
HTA - Holy Family MOB, LLC (Delaware)	HTA - McMullen, LLC (Delaware)
HTA - Humble Medical Plaza 1, LLC (Delaware)	HTA - Medical Center Hays MOB, LLC (Delaware)
HTA - Humble Medical Plaza 2, LLC (Delaware)	HTA - Medical Portfolio 1, LLC (Delaware)
HTA - Huntley MOB, LLC (Delaware)	HTA - Medical Portfolio 2, LLC (Delaware)
HTA - Independence Medical Village, LLC (Delaware)	HTA - Medical Portfolio 2-St. Louis, LLC (Delaware)
HTA - Indianapolis Hospital, LLC (Delaware)	HTA - Medical Portfolio 3, LLC (Delaware)
HTA - Jackson's Row, LLC (Delaware)	HTA - Medical Portfolio 4, LLC (Delaware)
HTA - Jacksonville, LLC (Delaware)	HTA - Medical Portfolio 4-Parma, LLC (Delaware)
HTA - Jamaica Estates MOB, LLC (Delaware)	HTA - Medical Portfolio 4-Phoenix, LLC (Delaware)
HTA - Jasper, LLC (Delaware)	HTA - Memphis Hospital, LLC (Delaware)
HTA - Joshua Max Simon MOB, LLC (Delaware)	HTA - Mequon MOB, LLC (Delaware)
HTA - Jourdanton Regional MOB, LLC (Delaware)	HTA - Mercy North, LLC (Delaware)
HTA - Jupiter Medical Center Plaza, LLC (Delaware)	HTA - Mercy South, LLC (Delaware)
HTA - Jupiter Medical Park West, LLC (Delaware)	HTA - Mercy Springfield MOB, LLC (Delaware)
HTA - Jupiter Outpatient Center, LLC (Delaware)	HTA - Mesa MOB, LLC (Delaware)
HTA - Kapolei Medical Park, LLC (Delaware)	HTA - Miami Dade Land, LLC (Delaware)
HTA - Keller Medical Center, LLC (Delaware)	HTA - Middletown, LLC (Delaware)
HTA - Kendall, LLC (Delaware)	HTA - Mission MOB 1, LLC (Delaware)
HTA - King Street, LLC (Delaware)	HTA - Mission MOB 2, LLC (Delaware)
HTA - Kissimmee Hospital MOB, LLC (Delaware)	HTA - Mission MOB 3, LLC (Delaware)
HTA - Kokomo Medical Office Park, LLC (Delaware)	HTA - Mission MOB Tower, LLC (Delaware)
HTA - Lake Norman, LLC (Delaware)	HTA - Mission MOB, LLC (Delaware)
HTA - Largo Medical Center, LLC (Delaware)	HTA - MLK MOB, LLC (Delaware)
HTA - Lewisville MOB, LLC (Delaware)	HTA - Monroeville, LLC (Delaware)
HTA - Liberty Falls Medical Plaza, LLC (Delaware)	HTA - Morehead MOB, LLC (Delaware)
HTA - Lincoln Medical Center, LLC (Delaware)	HTA - Morton MOB, LLC (Delaware)
HTA - Lincoln Park Boulevard, LLC (Delaware)	HTA - Mount Carmel East MOB, LLC (Delaware)
HTA - Littleton Hospital, LLC (Delaware)	HTA - Mountain Empire, LLC (Delaware)
HTA - Lomita, LLC (Delaware)	HTA - Mountain Plains-TX, LLC (Delaware)
HTA - Lone Tree, LLC (Delaware)	HTA - MPOC, LLC (Delaware)
HTA - Longview MOB I, LLC (Delaware)	HTA - Murphy Medical Center, LLC (Delaware)
HTA - Longview MOB II, LLC (Delaware)	HTA - Nacogdoches Terrace, LLC (Delaware)
HTA - Macon Pond Road, LLC (Delaware)	HTA - Nacogdoches Towers, LLC (Delaware)
HTA - Nashoba MOB 1, LLC (Delaware)	HTA - Pomeroy, LLC (Delaware)
HTA - Nashoba MOB 2, LLC (Delaware)	HTA - Post Oak Centre North, LLC (Delaware)
HTA - New Hampton Place MOB, LLC (Delaware)	HTA - Providence, LLC (Delaware)

HTA - North Cypress I, LLC (Delaware)	HTA - Putnam Center, LLC (Delaware)
HTA - North Cypress II, LLC (Delaware)	HTA - Raleigh Medical Center II, LLC (Delaware)
HTA - North Cypress Towne Lake, LLC (Delaware)	HTA - Raleigh MOB, LLC (Delaware)
HTA - North Cypress Willowbrook, LLC (Delaware)	HTA - Raleigh, LLC (Delaware)
HTA - North Fulton MOB 2, LLC (Delaware)	HTA - Region Health, LLC (Delaware)
HTA - Northglenn Hospital, LLC (Delaware)	HTA - Regional Medical Center MOB, LLC (Delaware)
HTA - Northmeadow, LLC (Georgia)	HTA - Renaissance GP, LLC (Delaware)
HTA - Northpoint Medical Arts, LLC (Delaware)	HTA - Renaissance LP, LLC (Delaware)
HTA - Northridge I, LLC (Delaware)	HTA - Renaissance, LLC (Delaware)
HTA - Northridge II, LLC (Delaware)	HTA - Rex Carey MOB, LLC (Delaware)
HTA - Northwest Medical Park, LLC (Delaware)	HTA - Riverside, LLC (Delaware)
HTA - Norwood Cancer Center, LLC (Delaware)	HTA - Rockwall Medical Center, LLC (Delaware)
HTA - Norwood MOB, LLC (Delaware)	HTA - Rome Cancer Center, LLC (Delaware)
HTA - Oklahoma City, LLC (Delaware)	HTA - Rome Dialysis, LLC (Delaware)
HTA - Olentangy, LLC (Delaware)	HTA - Rosedale Medical Center, LLC (Delaware)
HTA - Olentangy MOB, LLC (Delaware)	HTA - Rush, LLC (Delaware)
HTA - Orlando Hospital MOB, LLC (Delaware)	HTA - Salt Lake Regional MOB, LLC (Delaware)
HTA - Orlando SS Hospital, LLC (Delaware)	HTA - San Angelo, LLC (Delaware)
HTA - Overlook, LLC (Delaware)	HTA - San Martin, LLC (Delaware)
HTA - Oviedo, LLC (Delaware)	HTA - Sandy Forks, LLC (Delaware)
HTA - Oxford MOB, LLC (Delaware)	HTA - Santa Fe 1640, LLC (Delaware)
HTA - Palmetto II, LLC (Delaware)	HTA - Sapling Grove, LLC (Delaware)
HTA - Park Plaza, LLC (Delaware	HTA - SC 13041 DWB, LLC (Delaware)
HTA - ParkRidge, LLC (Delaware)	HTA - SC Boswell Medical, LLC (Delaware)
HTA - Patroon Creek, LLC (Delaware)	HTA - SC Boswell West, LLC (Delaware)
HTA - Peachtree, LLC (Delaware)	HTA - SC Cardiac Care, LLC (Delaware)
HTA - Pearl Street Medical Center, LLC (Delaware)	HTA - SC Eye Institute, LLC (Delaware)
HTA - Pearland Broadway, LLC (Delaware)	HTA - SC Lakes Club, LLC (Delaware)
HTA - Pearland Cullen, LLC (Delaware)	HTA - SC Lakes Medical Plaza I, LLC (Delaware)
HTA - Penn Ave, LLC (Delaware)	HTA - SC Lakeview Medical Arts, LLC (Delaware)
HTA - Phoenix Estrella, LLC (Delaware)	HTA - SC Lakeview Plaza Centre, LLC (Delaware)
HTA - Phoenix Medical Center, LLC (Delaware)	HTA - SC Royal Oaks, LLC (Delaware)
HTA - Phoenix Paseo, LLC (Delaware)	Big Sky Asset, LLC (Delaware)
HTA - Piedmont-Statesville, LLC (Delaware)	HTA - SCW Colonnade, LLC (Delaware)
HTA - Plainfield MOB, LLC (Delaware)	HTA - SCW Granite Valley MOB II, LLC (Delaware)
HTA - Plano Pavillion II, LLC (Delaware)	HTA - SCW Granite Valley MOB, LLC (Delaware)
HTA - Polaris MOB, LLC (Delaware)	HTA - SCW Mountain View, LLC (Delaware)
HTA - Polaris, LLC (Delaware)	HTA - SCW Webb Medical C, LLC (Delaware)
HTA - Pomeroy I, LLC (Delaware)	HTA - SCW Webb Medical A, LLC (Delaware)
HTA - Pomeroy II, LLC (Delaware)	HTA - SCW Webb Medical B, LLC (Delaware)

HTA - SCW West Medical Arts, LLC (Delaware)	HTA - Tucson Medical Office, LLC (Delaware)
HTA - Senior Care Portfolio 1, LLC (Delaware)	HTA - Tupper, LLC (Delaware)
HTA - Shelby I, LLC (Delaware)	HTA - Underhill, LLC (Delaware)
HTA - Shelby II, LLC (Delaware)	HTA - University Place MOB, LLC (Delaware)

HTA - Sierra Tower, LLC (Delaware)	HTA - VA Sunrise MOB, LLC (Delaware)
HTA - Sierra Vista, LLC (Delaware)	HTA - VA Tampa MOB, LLC (Delaware)
HTA - Sierra, LLC (Delaware)	HTA - Vista Professional Center, LLC (Delaware)
HTA - SJ Providence, LLC (Delaware)	HTA - Washington Heights MOB, LLC (Delaware)
HTA - Southcrest, LLC (Delaware)	HTA - Washington Medical Arts I Fee, LLC (Delaware)
HTA - Southpointe, LLC (Delaware)	HTA - Washington Medical Arts I, LLC (Delaware)
HTA - Specialty Center, LLC (Delaware)	HTA - Washington Medical Arts II Fee, LLC (Delaware)
HTA - St. Ann's MOB, LLC (Delaware)	HTA - Washington Medical Arts II, LLC (Delaware)
HTA - St. Annes MOB 1, LLC (Delaware)	HTA - Water Tower MOB, LLC (Delaware)
HTA - St. Annes MOB 2, LLC (Delaware)	HTA - Wellington, LLC (Delaware)
HTA - St. Catherine MOB 1, LLC (Delaware)	HTA - Wesley Chapel MOB, LLC (Delaware)
HTA - St. Catherine MOB 2, LLC (Delaware)	HTA - Westchester 210, LLC (Delaware)
HTA - St. Catherine MOB 3, LLC (Delaware)	HTA - Westchester 220-230, LLC (Delaware)
HTA - St. Elizabeths MOB 1, LLC (Delaware)	HTA - Westchester 244, LLC (Delaware)
HTA - St. Elizabeths MOB 2, LLC (Delaware)	HTA - Western Ridge MOB II, LLC (Delaware)
HTA - St. Francis Medical Pavilion, LLC (Delaware)	HTA - Westminster Hospital, LLC (Delaware)
HTA - St. Lucie Medical Center, LLC (Delaware)	HTA - Westport Center, LLC (Delaware)
HTA - St. Pete MOB, LLC (Delaware)	HTA - Wisconsin MOB 2, LLC (Delaware)
HTA - Stetson Medical Center, LLC (Delaware)	HTA - Wisconsin MOB Portfolio, LLC (Delaware)
HTA - Streeterville Center, LLC (Delaware)	HTA - Woodburn, LLC (Delaware)
HTA - Sugar Land, LLC (Delaware)	HTA - Wylie Medical Plaza, LLC (Delaware)
HTA - Summerville Dialysis, LLC (Delaware)	HTA - YLW New Haven, LLC (Delaware)
HTA - Sun City, LLC (Delaware)	HTA Tenant Services TRS, Inc. (Delaware)
HTA - Sunrise, LLC (Delaware)	Evergreen Medical Associates II, LLC (Connecticut)
HTA - Sunset, LLC (Delaware)	Evergreen Medical Associates, LLC (Connecticut)
HTA - Sunset Ridge One, LLC (Delaware)	Haynes Street Medical Associates II, LLC (Connecticut)
HTA - Sunset Ridge Two, LLC (Delaware)	Haynes Street Medical Associates, LLC (Connecticut)
HTA - SWC, LLC (Delaware)	HHC-HTA, LLC (Indiana)
HTA - Tallahassee SS Hospital, LLC (Delaware)	Med Realty Insurance, LLC (Arizona)
HTA - Temple Bone & Joint, LLC (Delaware)	North Cypress I Land, LLC (Delaware)
HTA - Texas Tech Health, LLC (Delaware)	North Cypress II Land, LLC (Delaware)
HTA - Thunderbird Medical, LLC (Delaware)	Plan B MOB, LP (Texas)
HTA - Tides Medical Arts Center, LLC (Delaware)	Renaissance Venture, LP (Delaware)
HTA - Tower Road, LLC (Delaware)	SMCMOB II, LLC (Alabama)
HTA - Triad, LLC (Delaware)	SMCMOB, LLC (Alabama)
HTA - TriHealth Rehabilitation Hospital, LLC (Delaware)	Walker Med Tower, LLC (Alabama)
HTA - Trilogy Center I, LLC (Delaware)	Atlas MOB I, LLC (Texas)
HTA - Triumph, LLC (Delaware)
HTA - Tryon Office Center, LLC (Delaware)